UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 31, 2025
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Series A Convertible Senior Preferred Stock Purchase Agreement
As previously disclosed, on May 7, 2025 (the “Closing Date”), LanzaTech Global, Inc. (the “Company”) and LanzaTech Global SPV, LLC, an entity controlled by an existing investor (the “Purchaser”), entered into a Series A Convertible Senior Preferred Stock Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company issued and sold on such date 20,000,000 shares of its preferred stock designated as “Series A Convertible Senior Preferred Stock”, par value of $0.0001 per share (the “Preferred Stock”), to the Purchaser for an aggregate purchase price of $40,000,000 (the “Preferred Stock Issuance”).
On June 2, 2025, the Company and the Purchaser entered into Amendment No. 1 to the Purchase Agreement (the “Purchase Agreement Amendment”) whereby the parties mutually agreed to:
•extend the date (as previously amended by that certain Waiver Agreement entered into as of May 31, 2025, by and between the Company and the Purchaser (the “Waiver Agreement”)), for the Company to issue and sell to the Purchaser warrants, substantially in the form attached to the Purchase Agreement Amendment (the “Warrants”), to purchase an aggregate of 780,000,000 shares (“Warrant Shares”) of common stock, par value $0.0001 per share (“Common Stock”), of the Company, at an exercise price equal to $0.0000001 per Warrant Share (subject to adjustment in certain events and to be no less than par value of the Common Stock), subject to certain Conditions to Exercise (as defined below) from (a) May 31, 2025 until (b) immediately prior to the consummation, if any, of the “Subsequent Financing” (which is defined in the Purchase Agreement as the issuance of Common Stock to one or more accredited investors reasonably satisfactory to the majority of holders of the Preferred Stock (the “Majority Holders”), at a price per share of $0.05 (subject to adjustment in certain events), payable in cash, with an aggregate original issue price of not less than $35,000,000 and not more than $60,000,000, on terms and conditions reasonably satisfactory to the Majority Holders) or a financing that does not constitute a Subsequent Financing (an “Other Financing” and, together with a Subsequent Financing, a “Financing”) (such time, the “Issuance Time”), in each case, if and only if the Issuance Time occurs on or prior to May 7, 2026. If certain conditions are satisfied, including, among other things, (i) obtaining certain requisite stockholder approvals in respect of the Warrant Shares and the shares of Common Stock issuable in a Financing (collectively, the “Requisite Stockholder Approvals”) and (ii) the Company consummating a Financing (collectively, “Conditions to Exercise”), each Warrant will be deemed automatically exercised, concurrently with the consummation of such Financing, on a cashless, net-exercise basis;
•provide that the deadline by which the Company is required to deliver to the Purchaser written consent of BGTF Aggregator LP (the “Consent”) is June 6, 2025;
•extend the deadline by which the Company is required to convene a meeting of its stockholders to obtain the Requisite Stockholder Approvals and certain other required shareholder approvals, which include, among other things, approval to issue Common Stock upon conversion of the Preferred Stock (the “Preferred Common Shares”) to no later than 75 days following the Closing Date in the event that the staff of the Securities and Exchange Commission does not conduct a review of the applicable preliminary proxy statement (the “Extended Meeting Date”);
•extend the deadline by which the Company is required to consummate the Subsequent Financing to no later than 45 days following receipt of the Requisite Stockholder Approvals (the “Extended Subsequent Financing Date”); and
•make certain other technical, conforming, clarifying or other changes, including those to effectuate the terms of the Purchase Agreement Amendment and A&R CoD (as defined below).

Amended and Restated Certificate of Designation
On June 2, 2025, the Company filed an Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock (the “A&R CoD”) with the Office of the Secretary of State of the State of Delaware. The A&R CoD: (i) provides that the Company’s failure to obtain the Consent by June 6, 2025 would trigger a mandatory redemption event; (ii) amends the definition of “Subsequent Financing” to reflect the Extended Subsequent Financing Date; (iii) amends the definition of “Stockholder Approval Deadline” to reflect the Extended Meeting Date; and (iv) makes certain other technical, conforming, clarifying and other changes, including to reflect the foregoing.

Waiver Agreement
As previously disclosed, in connection with the execution of Purchase Agreement, the Company entered into a Registration Rights Agreement with the Purchaser on the Closing Date (the “Registration Rights Agreement”), which granted the Purchaser customary registration rights with respect to the Preferred Common Shares and the Warrant Shares and required the Company to register (the “Registration Statement”) for resale under the Securities Act of 1933, as amended, such shares within certain prescribed deadlines for filing and effectiveness. Pursuant to the Waiver Agreement, the Purchaser waived the obligation of the Company to file the Registration Statement by June 6, 2025, and the Company agreed to file the Registration Statement no later than the earlier of (i) 45 calendar days following receipt of the Requisite Stockholder Approvals and (ii) 10 business days following the issuance of the Warrant Shares. The Purchaser and the Company also agreed to certain other technical, conforming, clarifying and other changes, including to reflect the foregoing.
The foregoing summaries of the Purchase Agreement Amendment, the Waiver Agreement, the Warrants and the A&R CoD do not purport to be complete and are qualified in their entirety by the full text of the Purchase Agreement Amendment, the Waiver Agreement, the Warrants and the A&R CoD, copies of which are being filed as Exhibits 10.1, 10.2, 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein. The Purchase Agreement Amendment, the Waiver Agreement, the Warrants and the A&R CoD are not intended to be a source of factual, business or operational information about the Company or its subsidiaries.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

3.1	Form of Warrant (included with Exhibit 10.1).
3.2	Amended and Restated Certificate of Designation of Series A Convertible Senior Preferred Stock, dated June 2, 2025.
10.1	Amendment No. 1 to the Series A Convertible Senior Preferred Stock Purchase Agreement, dated June 2, 2025, between the Company and the Purchaser.
10.2	Waiver Agreement between the Company and Purchaser, dated May 31, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 3, 2025

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary
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